                                                                    EXHIBIT 10.3

                                    FORM OF
                             INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT dated as of [________], 20[__] among

         [________] (the "Initial Receivables Purchaser"),

         [________], in its capacity as indenture trustee (the "Indenture Trustee") under that certain [describe receivables financing indenture or equivalent document] (as it may hereafter from time to time be amended, restated or modified, the "Master Indenture"),

         Central Power and Light Company, a Texas corporation (in its individual capacity, the "Company" and in its capacity as the initial servicer of the Eligible Assets referred to below, including any successor in such capacity, the "Receivables Servicer"), and

         CPL Transition Funding LLC, a Delaware limited liability company (the "Transition Bond Issuer"),

         U.S. Bank, National Association, a national banking association organized under the laws of the United States of America (the "Transition Bond Trustee"),

         Central Power and Light Company, a Texas corporation, in its capacity as the initial servicer of the Transition Property referred to below (including any successor in such capacity, the "TC Servicer"), and

         Central Power and Light Company, a Texas corporation (together with its successors and assigns, in its capacity as collection agent for the benefit of the TC Servicer, the Receivables Servicer and any Other Receivables Servicers, the "Utility"),

         WHEREAS, pursuant to the terms of the Receivables Agreements (as such term and the other terms used but not otherwise defined herein are defined in Annex I hereto), the Company has sold and may hereafter sell its Outstanding Receivables other than Excluded Receivables (the "Eligible Assets") and the Collections to the Initial Receivables Purchaser and the Initial Receivables Purchaser has engaged or will engage in one or more Receivables Financings; and

         WHEREAS, pursuant to the terms of the Transition Property Purchase and Sale Agreement dated [______ ___], 2002, among the Transition Bond Issuer and Central Power and Light Company, in its capacity as Seller (as it may hereafter from time to time be amended, restated or modified, the "Sale Agreement"), the Company has sold to the Transition Bond Issuer certain assets known as "Transition Property" which includes the "Transition Charges"; and

         WHEREAS, pursuant to the terms of the Indenture dated _____, 2002, among the Transition Bond Issuer and the Transition Bond Trustee (as it may hereafter from time to time be amended, restated or modified and as supplemented from time to time by one or more Series Supplements, such Series Supplements and Indenture being collectively referred to herein as the "Indenture"), the Transition Bond Issuer, among other things, has granted to the Transition Bond Trustee a security interest in certain of its assets, including the Transition Property, to secure the Notes issued pursuant to the Indenture ("Transition Bonds"); and

         WHEREAS, pursuant to the terms of the Transition Property Servicing Agreement dated as of the date hereof between the Transition Bond Issuer and the TC Servicer (as it may hereafter from time to time be amended, restated or modified, the "Servicing Agreement"), the TC Servicer has agreed to provide for the benefit of the Transition Bond Issuer servicing functions with respect to the Transition Charges; and

         WHEREAS, pursuant to the terms of the Receivables Agreements, the Receivables Servicer has agreed with the Initial Receivables Purchaser to provide servicing, subservicing and collection functions with respect to the Eligible Assets and the Collections related to Eligible Assets; and

         WHEREAS, the Purchase Agreement provides that the Transition Property and the Transition Charges do not constitute Outstanding Receivables; and

         WHEREAS, Collections with respect to Outstanding Receivables are and will be the subject of the Receivables Agreements, and collections with respect to Transition Charges are the subject of the Sale Agreement, the Indenture and the Servicing Agreement; and

         WHEREAS, the parties hereto wish to agree upon their respective rights relating to such Collections, collections and any bank accounts into which the same may be deposited, as well as other matters of common interest to them which arise under or result from the coexistence of the Receivables Agreements, the Sale Agreement, the Indenture and the Servicing Agreement;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

         SECTION 1. Acknowledgment of Ownership Interests and Security Interests. The Initial Receivables Purchaser and the Indenture Trustee (collectively, the "Receivables Parties") and the Receivables Servicer hereby acknowledge the ownership interest of the Transition Bond Issuer in the Transition Property, including the Transition Charges and the revenues, collections, claims, rights, payments, money and proceeds arising therefrom, and the security interest in favor of the Transition Bond Trustee for the benefit of itself, the holders of Transition Bonds and any credit enhancement provider in the Transition Property (the "Transition Bond Trustee Collateral") as granted by the Transition Bond Issuer in the Granting Clause of the Indenture. The Transition Bond Trustee, the Transition Bond Issuer and the TC Servicer hereby acknowledge the ownership interest of the Initial Receivables Purchaser in the Outstanding Receivables and the revenues, Collections, claims, rights, payments, money and proceeds arising therefrom, and the interests of the Receivables Financing Entities, whether now existing or hereafter created, in the Eligible Assets and the related property. The Receivables Parties further acknowledge that, notwithstanding anything in the Receivables Agreements to the contrary, none of the Receivables Parties has any interest in the Transition Property or the Transition Bond

Trustee Collateral and each of the Transition Bond Trustee, the Transition Bond Issuer and the TC Servicer further acknowledge that, notwithstanding anything in the Sale Agreement or the Indenture to the contrary, it has no interest in the Eligible Assets.

         SECTION 2. Deposit Accounts. The Receivables Parties, the Receivables Servicer, the Transition Bond Issuer, the Transition Bond Trustee and the TC Servicer each acknowledge that Collections relating to the Eligible Assets and collections with respect to Transition Property may from time to time be deposited into one or more designated accounts of the Utility (the "Deposit Accounts"). Subject to Section 5 below, the Utility agrees to (i) maintain the Deposit Accounts for the benefit of the TC Servicer, the Transition Bond Trustee and the Transition Bond Issuer and for the benefit of the Receivables Servicer and the Receivables Parties (and any future Receivables Financing Entities), as their respective interests may appear; (ii) allocate and remit funds from the Deposit Accounts on a daily basis to the Transition Bond Trustee in the case of collections relating to the Transition Property and the Initial Receivables Purchaser in the case of Collections relating to the Eligible Assets, provided that in the case of a shortfall in payment of amounts billed, such allocation and remittances shall be made, first, on a pro rata basis as between Transition Charges and Eligible Assets, excluding late charges, based on the respective amounts of Transition Charges and Eligible Assets billed to each retail electric provider and, if any retail electric customer is billed directly, to such retail electric customer, and second, by allocating any late charges to the Company; and (iii) maintain records as to the amounts deposited into the Deposit Accounts, the amounts remitted therefrom and the allocations as provided in clause (ii) above. The Transition Bond Trustee, the Transition Bond Issuer, the Initial Receivables Purchaser and the Receivables Financing Entities shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Utility relating to the Deposit Accounts.

         The Transition Bond Trustee, the Transition Bond Issuer and the TC Servicer waive any interest in deposits to the Deposit Accounts to the extent that they constitute Collections on account of Eligible Assets, and the Receivables Parties and the Receivables Servicer waive any interest in deposits to the Deposit Accounts to the extent that they constitute collections on account of Transition Property. Each of the parties hereto acknowledges the respective security interests of the others in amounts on deposit in the Deposit Accounts to the extent of their respective interests as described in this Agreement.

         SECTION 3. Collections. The Receivables Parties hereby acknowledge that, notwithstanding anything in the Receivables Agreements to the contrary, all collections of Transition Property are property of the Transition Bond Issuer pledged by the Transition Bond Issuer to the Transition Bond Trustee for the benefit of itself, the holders of the Transition Bonds and any credit enhancement provider. Each of the Transition Bond Issuer, the Transition Bond Trustee and the TC Servicer hereby acknowledge that, notwithstanding anything in the Sale Agreement or the Indenture to the contrary, all Collections related to Eligible Assets are the property of the Initial Receivables Purchaser and are and will be the subject of Receivables Financings, subject to the terms of the Receivables Agreements.

         If any of the Receivables Parties or the Receivables Servicer receives any payments in respect of the Transition Property or the Transition Bond Trustee Collateral, it agrees to pay to the Transition Bond Trustee all such payments received by it in respect thereof as soon as practicable after receipt thereof by it, and prior to such remittance to the Transition Bond Trustee it agrees that such amounts are held in trust for the Transition Bond Trustee. If any of the Transition Bond Issuer, the Transition Bond Trustee or the TC Servicer receives any payments in respect of the Eligible Assets, it agrees to pay to or at the direction of the Initial Receivables Purchaser all such payments received by it in respect thereof as soon as practicable after receipt thereof by it, and prior to such remittance to the Initial Receivables Purchaser it agrees that such amounts are held in trust for the Initial Receivables Purchaser.

         SECTION 4. Time or Order of Attachment. The acknowledgments contained in Sections 1, 2 and 3 of this Agreement are applicable irrespective of the time or order of attachment or perfection of security or ownership interests or the time or order of filing or recording of financing statements or mortgages or filings under the Securitization Law (as defined in Appendix A to the Indenture).

         SECTION 5. Servicing. (a) The Receivables Parties recognize the existence of rights in favor of the Transition Bond Trustee under the Indenture and the Servicing Agreement to (i) replace the Company as TC Servicer thereunder and (ii) take control over collections relating to the Transition Property, under certain limited circumstances described in the Indenture and the Servicing Agreement, subject to applicable law and regulations and the Financing Order (as defined in Appendix A to the Indenture) and the terms of this Section 5. The Transition Bond Issuer and the Transition Bond Trustee recognize the existence of rights in favor of the Receivables Financing Entities under the Receivables Agreements to (i) replace the Company as Receivables Servicer, subservicer or collection agent thereunder and (ii) take control over Collections relating to Eligible Assets, under certain limited circumstances described in the Receivables Agreements, subject to applicable law and regulations and the terms of this Section 5.

         (b) Notwithstanding the provisions of Section 5(a) above, the Receivables Parties acknowledge that (i) under the terms of the Financing Order under certain limited circumstances specified in the Financing Order upon a default by a retail electric provider, among alternative options to be selected and implemented by the retail electric provider, certain revenues and receipts from retail electric customers of such retail electric provider, including collections relating to the Transition Property and Collections relating to Eligible Assets, may be paid directly into a lock-box account controlled by the TC Servicer and in that case amounts in such account must be applied first to pay Transition Charges then due and owing before the remaining amounts are released to the retail electric provider, and (ii) under the terms of the Servicing Agreement upon a default by the TC Servicer under the Servicing Agreement the Transition Bond Trustee is required to exercise its right to appoint a replacement TC Servicer upon the instruction of the requisite percentage holders of the Transition Bonds.

         (c) (i) In the event that the Transition Bond Trustee is entitled to and desires to exercise its right to replace the Company as TC Servicer, or a Receivables Financing Entity is entitled to and desires to exercise its right to replace the Company as Receivables Servicer, the party desiring to exercise such right shall promptly give written notice to the other (the "Servicer Notice") and consult with the other with respect to the Person who would replace the Company in such capacities. Any successor in such capacities shall be agreed to by both the Transition Bond Trustee and the Receivables Financing Entities within ten Business Days of the date of the

Servicer Notice, and such successor shall be subject to satisfaction of the Rating Agency Condition (as defined below). The parties hereto acknowledge and agree that at all times the TC Servicer and Receivables Servicer shall be the same Person. The Person named as replacement TC Servicer and replacement Receivables Servicer in accordance with this Section 5 is referred to herein as the "Replacement Servicer". The parties hereto agree that no retail electric provider affiliated with the Company will constitute a successor to the Company under this Agreement.

         (ii) In the event that the Transition Bond Trustee is entitled to and desires to exercise its rights to redirect collections relating to the Transition Property, or a Receivables Financing Entity is entitled to and desires to exercise its rights to redirect Collections relating to the Eligible Assets, any redirection of funds shall be either to (A) the Replacement Servicer or (B) if there is no Replacement Servicer, to the Designated Account with the Designated Account Holder chosen in accordance with the provisions set forth below, on or before the tenth Business Day occurring from and after the date of the Servicer Notice. The "Designated Account" shall be an "Eligible Deposit Account" (as defined in Appendix A to the Indenture) and shall be held for the benefit of the Transition Bond Trustee and the Receivables Financing Entities as their interests may appear. The "Designated Account Holder" shall be a financial institution selected by the Transition Bond Trustee and the Receivables Financing Entities, subject to satisfaction of the Rating Agency Condition to hold and allocate amounts in the Designated Account for the benefit of the Transition Bond Trustee and the Receivables Financing Entities as their interests may appear as provided in paragraph (d) below. In the event that the Transition Bond Trustee and the Receivables Financing Entities are unable to agree upon a Designated Account Holder on or before the tenth Business Day occurring from and after the date of the Servicer Notice, a Designated Account Holder shall be promptly selected by the independent public accounting firm representing the Utility at such time, subject to the satisfaction of the Rating Agency Condition.

         (d) Upon exercise by the Transition Bond Trustee of its rights to redirect collections relating to the Transition Property or by a Receivables Financing Entity of its rights to redirect Collections relating to the Eligible Assets, and in the absence of (x) a Replacement Servicer and (y) the circumstance referred to in Section 5(b) above, the parties agree that all collections relating to the Transition Property and all Collections relating to Eligible Assets shall be deposited into the Designated Account and that the Designated Account Holder shall be instructed by the Utility to (i) allocate and remit funds from such Designated Account, in amounts calculated by the Utility, with such calculations provided to the Designated Account Holder on a daily basis to the persons entitled thereto, being the Transition Bond Trustee in the case of all collections relating to the Transition Property and the Receivables Financing Entities in the case of all Collections relating to the Eligible Assets, provided that, subject to Section 5(b)(i) above, in the case of a shortfall of funds in the Designated Account such allocation and remittances shall be made, first, on a pro rata basis as between Transition Charges and Eligible Assets, excluding late charges, based on the respective amounts of Transition Charges and Eligible Assets billed to each retail electric provider and, if any retail electric customer is billed directly, to such retail electric customer, and second, by allocating any late charges to the Company; and (ii) maintain records as to the amounts deposited into such account, the amounts remitted therefrom and the allocations as provided in clause (i). The fees and expenses of the Designated Account Holder shall be payable from amounts deposited into the Designated Account on a pro rata basis as between collections relating to the Transition Property and

Collections relating to the Eligible Assets, provided that that portion of those fees and expenses allocable to collections relating to the Transition Property shall be payable by the TC Servicer from the servicer fees provided for in the Servicing Agreement, and that portion of those fees and expenses allocable to Collections relating to the Eligible Assets shall be payable by the Receivables Servicer from the servicer fees provided for in the Receivables Agreements. The Transition Bond Trustee, the Transition Bond Issuer, the Initial Receivables Purchaser and the Receivables Financing Entities shall each have the right to require an accounting from time to time of collections, allocations and remittances by the Designated Account Holder.

         (e) If a Replacement Servicer cannot be appointed in accordance with
Section 5(c)(i) above, then either the Transition Bond Trustee or the Receivables Financing Entities may exercise its rights under Section 5(c)(ii)(B) above.

         (f) Anything in this Agreement to the contrary notwithstanding, any action taken by either the Transition Bond Trustee or a Receivables Financing Entity to appoint a Replacement Servicer or designate the Designated Account pursuant to this Section 5 shall be subject to the Rating Agency Condition and the consent, if required by law or the Financing Order, of the Public Utility Commission of Texas. For the purposes of this Agreement, the "Rating Agency Condition" means, with respect to any such action, notification to each rating agency then rating any class or series of the Transition Bonds and any securities issued pursuant to any Receivables Financing Documents or any commercial paper issued to fund the related sale or financing of Outstanding Receivables (collectively, the "Securities") of such action, and the receipt of written notification from each such rating agency, other than, with respect to the Transition Bonds only, Moody's (as defined in Appendix A to the Indenture), that such action will not result in a reduction or withdrawal of its then current rating on the Transition Bonds or the Securities. The parties hereto acknowledge and agree that the approval or the consent of the rating agencies which is required in order to satisfy the Rating Agency Condition is not subject to any standard of commercial reasonableness, and the parties are bound to satisfy this condition whether or not the rating agencies are unreasonable or arbitrary.

         SECTION 6. Sharing of Information. The parties hereto agree to cooperate with each other and make available to each other or any Replacement Servicer any and all records and other data relevant to the Transition Property and Eligible Assets which any of them may have in its possession or may from time to time receive from the Company or any predecessor TC Servicer and Receivables Servicer, including, without limitation, any and all computer programs, data files, documents, instruments, files and records and any receptacles and cabinets containing the same. The Company hereby consents to the release of information regarding the Company pursuant to this Section 6.

         SECTION 7. No Joint Venture. Nothing herein contained shall be deemed as effecting a joint venture among any of the Receivables Parties, the Transition Bond Issuer, the Transition Bond Trustee and the Company.

         SECTION 8. Method of Adjustment and Allocation. Notwithstanding any provision herein to the contrary, for the purpose of this Agreement only, the Receivables Parties hereby consent and agree to (a) the method of adjustment of the Transition Charges in accordance with the Tariffs in the form attached hereto as Exhibit A and (b) the method of calculation and allocation of payments in accordance with Sections 3.01(a), 3.05(c) and 4.01(a) and (b) and Annex I of the Servicing Agreement in the form attached hereto as Exhibit B and irrevocably waive any right to object to or enjoin such adjustment, calculation, payment or allocation. Such consent and agreement shall not relieve the Company of any of its obligations to make payments in accordance with the terms of the Receivables Agreements.


         SECTION 9. Termination; Replacement. This Agreement shall terminate upon the payment in full of the Transition Bonds or, if earlier, the termination of the Receivables Agreements and the collection of all Outstanding Receivables, except that the understandings and acknowledgments contained in paragraphs 1, 2, 3, 4 and 9 shall survive the termination of this Agreement. Notwithstanding any provision of this Agreement to the contrary, upon the termination, substitution or assignment of the Receivables Agreements in connection with a restructuring or replacement of the CPL receivables program, or upon the entry into any new receivables program following the termination of the Receivables Agreements, upon the written request of CPL, the Transition Bond Issuer and the Transition Bond Trustee agree to enter into a replacement intercreditor agreement with the parties to such restructured or replacement receivables program having substantially the same terms and provisions as this Agreement upon (i) receipt by the Transition Bond Trustee of an opinion of counsel satisfactory to the Transition Bond Trustee to the effect that the substitution of such replacement intercreditor agreement and such restructured or replacement receivables program and the related documentation will not adversely affect the rights and interests of the holders of the Transition Bonds, the Transition Bond Issuer or the Transition Bond Trustee and (ii) satisfaction of the Rating Agency Condition.

         SECTION 10. Governing Law. This Agreement shall be governed by the laws of the State of Texas.

         SECTION 11. Further Assurances. The parties hereto each agree to execute any and all agreements, instruments, financing statements, releases and any and all other documents reasonably requested by any of the others in order to effectuate the intent of this Agreement. In each case where a release is to be given pursuant to this Agreement, the term "release" shall include any documents or instruments necessary to effect a release, as contemplated by this Agreement. All releases, subordinations and other instruments submitted to the executing party are to be prepared at no expense to such party.

         SECTION 12. Limitation on Rights of Others. This Agreement is solely for the benefit of the Receivables Parties (and any future Receivables Financing Entities), including without limitation the Indenture Trustee, for the benefit of the Noteholders (as defined in the Master Indenture), the Transition Bond Issuer, the Transition Bond Trustee for the benefit of itself, the holders of Transition Bonds and any credit enhancement provider, and the Company and no other person or entity shall have any rights, benefits, priority or interest under or because of the existence of this Agreement.

         SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

         SECTION 14. Nonpetition Covenant. Notwithstanding any prior termination of this Agreement or the Indenture, each of the parties hereto hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Indenture and the payment in full of the Transition Bonds, any other amounts owed under the Indenture, including, without limitation, any amounts owed to third-party credit enhancers or under any interest rate swap agreement, acquiesce, petition or otherwise invoke or cause the Transition Bond Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Transition Bond Issuer under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Transition Bond Issuer or any substantial part of the property of the Transition Bond Issuer, or ordering the winding up or liquidation of the affairs of the Transition Bond Issuer.

         Notwithstanding any prior termination of this Agreement or the Receivables Agreements, each of the parties hereto hereby covenants and agrees that it shall not, prior to the date which is one year and one day after the termination of the Receivables Agreements and the payment in full of the Securities, any other amounts owed under the Receivables Agreements, acquiesce, petition or otherwise invoke or cause the Initial Receivables Purchaser or any Receivables Financing Entity (and, for long as the Indenture Trustee acts as trustee for the related Receivables Financing, any entity that issues commercial paper in connection with such Receivables Financing) that issues commercial paper (a "CP Conduit") to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against the Initial Receivables Purchaser or any CP Conduit under any federal or State bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Initial Receivables Purchaser or any CP Conduit or any substantial part of the property of the Initial Receivables Purchaser or any CP Conduit, or ordering the winding up or liquidation of the affairs of the Initial Receivables Purchaser or any CP Conduit.

         SECTION 15. Trustees. [____________], as Indenture Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Master Indenture. U.S. Bank, National Association, as Transition Bond Trustee, in acting hereunder is entitled to all rights, benefits, protections, immunities and indemnities accorded to it under the Indenture.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                          [INITIAL RECEIVABLES PURCHASER]



                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------

                          CENTRAL POWER AND LIGHT
                          COMPANY, as Company, Receivables
                          Servicer, TC Servicer and Utility



                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------

                          CPL TRANSITION FUNDING LLC, as
                          Transition Bond Issuer


                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------

                          U.S. BANK, NATIONAL ASSOCIATION,
                          as Transition Bond Trustee


                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------

                          [__________________], as
                          Indenture Trustee


                          By:
                             ------------------------------------------
                          Name:
                               ----------------------------------------
                          Title:
                                ---------------------------------------

                                     ANNEX I

"Business Day" means any day that is not (i) a Saturday or a Sunday, (ii) a day on which banking institutions in Dallas, Texas, St. Paul, Minnesota or the States of Illinois or New York are, or DTC is, authorized or required by law, regulation or executive order to remain closed or (iii) any of the days on which, pursuant to the Master Indenture, the Initial Receivables Purchaser or [__________________], as Servicer under the Master Indenture, is closed for business as set forth on Schedule II thereto, as such Schedule may be amended pursuant to the terms of the Master Indenture.

"Collections" mean, with respect to any Receivable, all cash collections, negotiable instruments, other cash or non-cash proceeds or any other form of payment in respect of such Receivable and shall include all proceeds of any other form of payment in respect of such Receivable and shall include all proceeds of any Receivable within the meaning of Section 9-102(a)(64) of the applicable Uniform Commercial Code. "Collections" shall also mean that portion of any security deposit applied in satisfaction of a Receivable.

"Excluded Receivables" means any Receivables that are "Excluded Receivables" under the Purchase Agreement in the form attached hereto as Exhibit C, including without limitation the Transition Property and the Transition Charges.

"Outstanding Receivables" means Receivables that are "Outstanding Receivables" under the Purchase Agreement in the form attached hereto as Exhibit C.

"Purchase Agreement" means [__________________].

"Receivable" means any Outstanding Receivable (other than Excluded Receivables) that has been purchased by the Initial Receivables Purchaser from the Company.

"Receivables Agreements" means [__________________].

"Receivables Financing" means any sale, pledge or other transfer of an interest in Outstanding Receivables by the Initial Receivables Purchaser.

"Receivables Financing Documents" means each indenture, receivables transfer agreement or other document or agreement executed by the Receivables Parties and/or any future Receivables Financing Entities in connection with a Receivables Financing.

"Receivables Financing Entity" means, initially, the Indenture Trustee, and shall mean, after the Notes issued pursuant to the Receivables Financing for which the Indenture Trustee acts as trustee have been paid in full, any trustee, purchaser, administrative agent or other entity purchasing or providing financing for (or acting as agent for such person) Outstanding Receivables provided that such person has agreed to be bound by this Intercreditor Agreement or is otherwise satisfactory to the Company.

"Transition Charges" means nonbypassable amounts to be charged for the use or availability of electric services, approved by the Texas Public Utility Commission in the Financing Order to recover Qualified Costs (as defined in the Financing Order), that shall be collected by TC Servicer, its successors, assignees or other collection agents as provided for in the Financing Order.

"Transition Property" means the rights and interests of the Utility or its successor under the Financing Order, once those rights are first transferred to the Transition Bond Issuer or pledged in connection with the issuance of the transition bonds, including the irrevocable right to impose, collect and receive through Transition Charges payable by retail electric customers within Utility's certificated service area as it existed on May 1, 1999, an amount sufficient to cover the Qualified Costs (as defined in the Financing Order) of the Utility authorized in the Financing Order, the right to receive Transition Charges in amounts and at times sufficient to pay principal and interest and make other deposits in connection with the transition bonds and all revenues and collections resulting from Transition Charges.

                                    EXHIBIT A

                                       TO

                             INTERCREDITOR AGREEMENT



                                 Form of Tariffs

                                   [Attached]

                                    EXHIBIT B

                                       TO

                             INTERCREDITOR AGREEMENT



                           Form of Servicing Agreement

                                   [Attached]

                                    EXHIBIT C

                                       TO

                             INTERCREDITOR AGREEMENT



                           Form of Purchase Agreement

                                   [Attached]